1 1/9/2013 1:23PM DRIVE FOR PROFITABLE GROWTH Bank of America Merrill Lynch 2014 New York Auto Summit April 16, 2014

2 2 Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; operating and financial restrictions imposed on us by our bond indentures and credit agreement; our underfunded pension plans; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit; the effectiveness of our continuous improvement program and other cost savings plans; product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability to meet our customers’ needs for new and improved products in a timely manner or cost- effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio; environmental and other regulations; the possible volatility of our annual effective tax rate; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; and the interests of our major stockholders may conflict with our interests. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

3 Jeff Edwards Chairman and Chief Executive Officer Cooper Standard Overview

4 4 Company Snapshot • 2013 Revenue : $3.09 Billion • Customers - 77% direct OEM (49% Detroit 3) - 23% Tier 1, Tier 2 and other markets • Footprint - 74 manufacturing facilities - 10 design and engineering centers - 19 countries • Headcount - ~25,300 employees • NYSE: CPS (Market cap > $1 billion) 2013 Revenue by Geography North America 52% Europe 35% Asia Pacific 7% South America 6%

5 5 Cooper Standard Journey 2008 – 2010 Survival • Emerged from Reorganization 1960-2005 Company Developed • Business Established • Acquired Standard Products Company • Acquired Siebe Automotive • Divested from Cooper Tire 2010 - 2013 Recovery • Acquired USi Inc. • Established Cooper Standard France • Acquired Jyco Sealing Technologies 2005 – 2008 Expansion • Acquired Gates Corp. Automotive Hose • Acquired ITT Fluid Handling • Acquired ACH – Fuel Rail • Acquired Metzeler Automotive Profiles 2014 and Beyond Growth Profitable Growth

6 6 Product Portfolio 2013 Revenue by Product Sealing & Trim, 51% AVS, 9% Thermal & Emissions, 2% Fluid Transfer, 13% Fuel & Brake, 23% Non- Automotive, 2% Product Groups Sealing & Trim Systems Protects vehicle interiors from weather, dust and noise intrusion while enhancing exterior appearance. Fuel & Brake Delivery Systems Control, sense, measure and deliver fluids and vapors throughout the vehicle. Fluid Transfer Systems Supports the delivery and control of fluid and vapors for optimal powertrain and HVAC operation. Thermal and Emissions Manage and control vapors and coolant to increase powertrain performance and passenger comfort . Anti-Vibration Systems Control and isolate noise and vibration in the vehicle to improve ride and handling. Co re

Market Leading Positions in Core Products

Sealing & Trim Systems

17%*

Static Systems
- Glass Run Channels
- Waist belts
- Encapsulation
- Day Light Systems

Dynamic Systems
- On Body Seals
- On Door Seals
- Convertible
- Occupant Detection Systems (ODS)

Trim Systems
- Appliqués
- Bright trim
- Exterior Aesthetics

Specialty Elastomer



#1 Globally

Fuel & Brake Delivery Systems

11%*

- Fuel Lines
- Brake Lines
- Bundles
- Fuel Rails
- Tank Lines





#2 Globally

Fluid Transfer Systems

5%*

Fluid Delivery
- Hoses
- Sensors
- Connectors
- Quick-Connects
- Engine Tubes
- Transmission Oil Cooler (TOC)
  - TOC Lines
  - TOC Modules
- AC Lines / Bundles

Power Management
- Power Steering Lines
- Convertible Lines
- Cabin Tilt Lines





North American Leader

*Global Market Study conducted by Booz & Company – based on 2012 Sales

PASSION FOR PERFORMANCE

7

8 8 Global Footprint Americas Europe Asia • Optimizing capacity • Enhancing efficiencies • Significantly improving performance • Restructuring Europe • Improve overall competitiveness • Rebuild leadership team • Top priority for profitable growth • Investing in manufacturing footprint • Building stronger relationships Located in all Major Regions and Further Expanding in Emerging Markets

9 9 Diversifying and Expanding Customer Base Detroit Three revenues : 75% in 2004 - 49% in 2013 25% 12% 12% 25% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 37% 22% 16% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2004 Sales 2013 Sales

10 10 Products on 18 of the top 20 Models; 10 are Global Platforms #12 Ford Fusion/Mondeo/MKZ #3 Ford Explorer / Taurus #16 Chrysler Dodge Challenger/Charger #9 PSA Picasso/C3 #11 GM Cruze/Volt/Astra #1 Ford F-150 #19 Chrysler Jeep Wrangler #18 VW Jetta #17 Chrysler Town &Country/ Dodge Caravan #8 Chrysler 200 Mid - Size CUV #15 Ford F-Series Super Duty Denotes Global Platform #4 Ford Focus/Escape #13 Volvo* S60/V70 #5 Ford Fiesta / Ecosport #6 GM LaCrosse / Malibu #2 GM Silverado/Sierra/Tahoe/ Yukon/Escalade #7 Chrysler Ram #10 PSA 408 / C4 #14 Fiat Giulietta / Dart *This Volvo model is not global but the platform was designed as part of Ford’s global platform #20 Ford Expedition / Navigator

11 11 Track Record of Growing Sales USD Billions Note: CAGR includes non-consolidated JV revenue Numbers subject to rounding $0.0 $1.0 $2.0 $3.0 $4.0 2009 2010 2011 2012 2013 $1.95 $2.41 $2.85 $2.88 $3.09 $.10 $.28 $.31 $.41 $.44 CS Sales Non-Consolidated JVs Exceeding global light vehicle production CAGR of 9.1%

12 12 Shareholder Value Creation Drive for Profitable Growth • Intelligent and disciplined strategic focus • Achieve double digit adjusted EBITDA • Building global capabilities to deliver higher ROIC Priorities Focused Actions Relentless Focus on the Customer • Meet customer quality targets • Obtain key business wins on global platforms • Achieve zero red launches Superior Products and Innovation • Established global core product groups • Launch R&D centers in emerging markets • Sell breakthrough technologies Advantaged Global Footprint & World-Class Operations • Installed best business practice tool to deliver higher margins and increase capacity utilization • Identify strategic supplier partners • Reduce global suppliers by 30% over two years High Performing Engaged Workforce • Hire, retain and develop talent • Renewed focus on performance management • CS Foundation driving community involvement

13 Allen Campbell Executive Vice President and Chief Financial Officer Financial Overview

14 14 Full Year 2013 Performance (1) A reconciliation of Adjusted EBITDA to Net Income for the periods presented is included in the appendix hereto; this presentation and the appendix is available on our website at www.cooperstandard.com Note: Numbers subject to rounding $1,504 $1,017 $147 $213 $1,618 $1,076 $177 $220 $0 $500 $1,000 $1,500 $2,000 North America Europe South America Asia Pacific Consolidated Revenue (USD millions) 2012 Revenue : $2,880.9 2013 Revenue : $3,090.5 2012 2013 Sales $2,880.9 $3,090.5 Gross Profit 438.9 472.7 % Margin 15.2% 15.3% SA&E 281.3 293.4 Operating Profit (Loss) 103.3 142.1 % Margin 3.6% 4.6% Net Income (Loss) $102.8 $47.9 Fully Diluted EPS $4.14 $2.24 Adjusted EBITDA (1) $298.0 $287.4 % Margin 10.3% 9.3% Full Year 2013 Performance (USD millions)

15 15 Non-Consolidated Joint Venture Revenue Joint Venture Partner Product Country 2013 Rev. Huayu-Cooper Sealing SAIC/HASCO Sealing China $168MM Nishikawa Cooper Nishikawa Rubber Sealing U.S. $193MM Nishikawa Tachaplalert Cooper Nishikawa Rubber Sealing Thailand $70MM Sujan CSF India Magnum Elastomers AVS India $14MM USD millions $410 $445 $0 $100 $200 $300 $400 $500 2012 2013

16 16 Full Year 2013 Cash Flow Note: Numbers subject to rounding USD Millions $270.6 $184.4 $192.5 $41.4(a) $183.3 $13.5 $17.9 $4.7 $17.9 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Cash Balance as of 12/31/2012 Cash from business Changes in operating assets and liabilitlies Capital expenditures Acquisition of businesses, net of cash acquired Pension funding - US Preferred stock dividend FX and others Cash Balance as of 12/31/2013 (a) Includes $30 million tooling expense Cooper Standard generates strong free cash flow even after significant reinvestment of cash back into the business for future growth Cash on Balance Sheet $184.4 ABL Revolver commitments (1) 150.0 Letters of Credit (36.7) $ 297.7 Liquidity as of December 31, 2013 USD Millions

17 17 Transition for Profitable Growth Capital expenditure at 5.9% of 2013 sales – Asia Pacific 9.2%  Multiple sites expansion in India  Establishing Shanghai Tech Center – Europe 6.8%  Manufacturing plant in Serbia, net annualized labor savings of $25M – South America 7.4% – North America and others 4.8%  Expanding Aguascalientes, Mexico $94 $121 $170 $0 $50 $100 $150 $200 2011 2012 2013 USD Millions Tooling* $108 $131 $183 $0 $50 $100 $150 $200 2011 2012 2013 USD Millions Capital Expenditures * Includes short-term and long-term tooling balances Product Strategy Investing for future growth Investing in future programs • Tooling expenditures increasing working capital • Innovation group • Materials and systems • Focusing on Sealing & Trim, Fuel & Brake Delivery, and Fluid Transfer Systems – Delivering innovation – Achieve #1 or #2 market leadership – Global product teams – Sell Thermal & Emissions business

18 18 First Quarter 2014 Update Q3 2013 Q4 2013 Q1 2014 Sales $764 M $794 M Adjusted EBIT (1) $44 M $31 M Adjusted EBITDA margin (1) 9.1% 7.4% Launch / Product challenges Expect continued margin improvement for full year 2014 Improved performance over Q4 2013 (1) A reconciliation of Adjusted EBITDA to Net Income for the periods presented is included in the appendix hereto; this presentation and the appendix is available on our website at www.cooperstandard.com Note: Numbers subject to rounding

19 19 Recent Refinancing Activity • April 4 - Cooper Standard entered into a $750 million Term Loan Facility at L+300 bps due 2021 – Proceeds used to refinance 7 ⅜% Senior PIK Toggle Notes and 8 ½ % Senior Notes – Facility offers significant flexibility around investments/acquisitions • ABL credit facility was modified to implement Term Loan Facility and conforming changes Increase annual EPS by $0.88 by significantly reducing interest expenses Pro Forma Debt Maturity Table $32 $8 $11 $9 $8 $719 2014 2015 2016 2017 2018 Thereafter • Net debt: $ 533 M • Net leverage ratio: 1.9x • Interest coverage ratio: 8.3x Pro Forma Key Financial Ratios

20 20 $0 $10 $20 $30 $40 $50 $60 $70 $80 1/2/2013 2/2/2013 3/2/2013 4/2/2013 5/2/2013 6/2/2013 7/2/2013 8/2/2013 9/2/2013 10/2/2013 11/2/2013 12/2/2013 1/2/2014 2/2/2014 3/2/2014 4/2/2014 CPS Historical Stock Price • Debt Refinancing completed • Early Notes Tender settlement • Closing Price - $69.43 • Listed in NYSE • Closing price - $55.00 • Commencement of $200M Equity Tender @$43.00 /share • Closing price - $42.25 • Announcement of $200M Equity Tender and Senior PIK Toggle Note offering • Closing price - $41.00 • Prior day closing price - $36.00 3/19/2013 10/17/2013 5/2/2013 4/4/2014

21 21 Summary • Focus on North America and Europe turnaround performance – Addressing launch and product complexity in Sealing & Trim business • Continue to make necessary capacity investments / infrastructure – Asia growth strategy – Serbia expansion – Business support systems • Pursue partnerships and acquisition opportunities to advance our strategic plan Laser focus on shareholder value creation

22 Q&A

23 Appendix

24 24 EBITDA and Adjusted EBITDA – Twelve Months Ended December 31, 2013 (USD Millions) (1) Includes non-cash restructuring. (2) Proportionate share of restructuring costs related to Cooper Standard France joint venture. (3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company's 2010 reorganization. (4) Write-up of inventory to fair value for the Jyco acquisition (5) Costs incurred in relation to the Jyco acquisition Note: Numbers subject to rounding Three Months Ended Twelve Months Ended Mar 31, 2013 Jun 30, 2013 Sep 30, 2013 Dec 31, 2013 Dec 31, 2013 Net income (loss) $ 20.7 $ 27.4 $ 20.6 $ (20.8) $ 47.9 Income tax expense 7.9 12.2 4.5 21.0 45.6 Interest expense, net of interest income 11.2 13.6 15.2 14.9 54.9 Depreciation and amortization 29.8 28.2 25.2 27.9 111.1 EBITDA $ 69.6 $ 81.4 $ 65.5 $ 43.0 $ 259.5 Restructuring (1) 4.8 1.0 1.9 14.0 21.7 Noncontrolling interest restructuring (2) (0.7) (0.1) - 0.3 (0.5) Stock-based compensation (3) 2.7 0.5 1.1 0.9 5.2 Inventory write-up (4) - - 0.3 - 0.3 Acquisition costs (5) - - 0.7 0.2 0.9 Other 0.3 (0.3) - 0.3 0.3 Adjusted EBITDA $ 76.7 $ 82.5 $ 69.5 $ 58.7 $ 287.4 Sales $ 747.6 $ 784.7 $ 764.1 $ 794.2 $ 3,090.5 Adjusted EBITDA as a percent of Sales 10.3% 10.5% 9.1% 7.4% 9.3%

EBITDA and Adjusted EBITDA – Twelve Months Ended December 31, 2012

(USD Millions)

	Three Months Ended				Twelve Months Ended
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2012
Net income (loss)	$ 23.8	$ 77.3	$ 11.6	$ (9.9)	$ 102.8
Provision for income tax expense (benefit)	8.1	(46.2)	5.4	1.2	(31.5)
Interest expense, net of interest income	11.2	10.8	11.3	11.5	44.8
Depreciation and amortization	31.6	30.5	29.1	31.5	122.7
EBITDA	$ 74.7	$ 72.4	$ 57.4	$ 34.3	$ 238.8
Restructuring (1)	6.1	(0.5)	10.2	13.0	28.8
Noncontrolling interest restructuring (2)	(0.3)	-	(0.2)	(2.5)	(3.0)
Stock-based compensation (3)	2.7	2.2	2.4	2.5	9.8
Impairment charges (4)	-	-	-	10.1	10.1
Payment to former CEO and transition cost (5)	-	-	-	11.5	11.5
Noncontrolling deferred tax valuation reversal (6)	-	-	-	2.0	2.0
Adjusted EBITDA	**$ 83.2**	**$ 74.1**	**$ 69.8**	**$ 70.9**	**$ 298.0**
Sales	**765.3**	**734.5**	**684.0**	**697.1**	**2,880.9**
Adjusted EBITDA as a percent of Sales	**10.9%**	**10.1%**	**10.2%**	**10.2%**	**10.3%**

(1) Includes cash and non-cash restructuring.
(2) Proportionate share of restructuring costs related to FMEA joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5) Executive compensation for retired CEO and recruiting costs related to search for new CEO
(6) Noncontrolling interest deferred tax valuation reversal

Note: Numbers subject to rounding

PASSION FOR PERFORMANCE

25

26 26 Non-GAAP Financial Measures EBITDA and adjusted EBITDA are measures not recognized under Generally Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items. When analyzing the company’s operating performance, investors should use EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.